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                    RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                       Supplement Dated December 16, 1996
                    to the Prospectus dated January 2, 1996
                as revised October 1, 1996 and as supplemented November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Equity Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM Charter Fund, AIM Weingarten Fund and AIM Constellation Fund (the "Funds"). The Board also approved a new subadvisory agreement between AIM and A I M Capital Management, Inc.("AIM Capital"), subject to shareholder approval. Shareholders will be asked to approve the proposed advisory agreement and subadvisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement and subadvisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement and subadvisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Funds, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         Investment in Other Investment Companies

         Each of the Funds is currently prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment to other fundamental investment policies that correspond to the proposed elimination. The elimination of the fundamental investment policy that prohibits each Fund from investing in other investment companies and the proposed amendments to the corresponding fundamental investment policies would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.
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         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated September 23, 1996, as supplemented November 5, 1996 and December 16, 1996 (the "Supplemented Statement of Additional Information").

         Investments in Puts and Covered Calls

         AIM Charter Fund ("Charter") currently is prohibited from investing in puts, calls, straddles and spreads. The Board has approved the elimination of this prohibition, and has approved the adoption of a nonfundamental policy (which may be changed without shareholder approval) that provides that Charter may only write calls on a "covered" basis or purchase puts, up to 25% of the value of Charter's net assets.

         AIM Weingarten Fund ("Weingarten") currently is prohibited from investing in certain puts or calls. (Weingarten is currently permitted to invest in covered call options.) The Board has approved the elimination of this prohibition, and has approved the adoption of a nonfundamental policy (which may be changed without shareholder approval) that provides that in addition to the ability to write covered calls, Weingarten may purchase puts up to 25% of the value of Weingarten's net assets.

         Additionally, each Fund has adopted a new nonfundamental policy which states that neither Fund will engage in the writing or sale of puts or the writing, sale or purchase of uncovered calls, straddles, spreads or combinations thereof.

         Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for the strike price upon exercise of the option. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. The purpose of put and covered call option transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options. The Funds do not intend to engage in such transactions for speculative purposes.

         For additional information regarding this proposed change, see the Supplemented Statement of Additional Information.

         Investment in Unseasoned Issuers

         Charter is currently prohibited from investing in securities of issuers that, together with their predecessors, have less than five years of continuous operations. The Board has approved the elimination of this prohibition. Charter desires to purchase securities of unseasoned issuers because such securities may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         For additional information regarding this proposed change, see the Supplemented Statement of Additional Information.





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